Exhibit 99.1

Surf Air Mobility Announces Debt Financing Transactions to Strengthen Balance Sheet and Reduce Future Shareholder Dilution

New non-convertible $21.6 million asset-backed loan will provide incremental working capital.

Remaining $47 million senior secured convertible note will be exchanged for two new instruments.

New $17 million convertible note will reduce monthly payments by up to 50%.

New $30 million non-convertible term note will be non-amortizing and non-interest bearing until January 2027.

Transactions are structured to significantly increase balance sheet liquidity while meaningfully reducing shareholder dilution.

LOS ANGELES — July 1, 2026 — Surf Air Mobility Inc. (NYSE: SRFM) (“Surf Air Mobility” or the “Company”) today announced two debt financing transactions designed to strengthen its balance sheet and reduce future shareholder dilution. Surf Air Mobility has entered into a definitive agreement to refinance its existing senior secured convertible note, which is expected to reduce the remaining principal – reduced from the original principal amount of $74 million to $47 million – by an additional 64% and monthly payments by up to 50%. Separately, certain subsidiaries of Surf Air Mobility have received the first disbursement of a new non-convertible $21.6 million asset-backed loan secured by new and existing aircraft. Together, the transactions are expected to significantly lower the Company’s near-term cash obligations, extend debt maturities and improve balance sheet liquidity.

Oliver Reeves, Chief Financial Officer of Surf Air Mobility, said: “With these two important transactions, we are positioning ourselves to shift the majority of our convertible debt to term debt to minimize shareholder dilution. Upon completion, we expect significantly lower amortization, less dilution, and far greater flexibility around our liquidity going forward.”

Over the last week, Surf Air Mobility announced the achievement of several key milestones, including its first enterprise software customer contract with Wheels Up, the expansion of its

Exhibit 99.1

partnership with Palantir to accelerate the commercialization of SurfOS, and the demonstration of electric flight in Hawaii with BETA Technologies.

Deanna White, Chief Executive Officer of Surf Air Mobility, said: “Stability in our capital structure will allow us to focus on both continuing to improve our operations and the commercialization of SurfOS. Our recent business development announcements with Palantir, Wheels Up, and BETA Technologies all represent momentum across our core objectives, and we look forward to communicating additional commercial milestones throughout the remainder of 2026.”

Convertible Refinancing

Surf Air Mobility has entered into a definitive agreement to refinance its existing senior secured convertible note due 2028, with a currently outstanding principal amount of approximately $46.9 million, into a new $16.9 million senior secured convertible note due 2027 and a new non-convertible $30 million senior secured term note due 2028. The new notes will be senior secured obligations of the Company, guaranteed by certain of the Company’s subsidiaries. Surf Air Mobility anticipates closing on the senior secured convertible note due 2027 and the new non-convertible $30 million senior secured term note due 2028, on or about July 1, 2026, subject to certain closing conditions.

Upon completion, the new structure will reduce the existing convertible note principal by 64% and lowers monthly amortization payments from up to $4 million to up to $2 million, a reduction of up to 50%. The Company may make these payments in cash or stock, subject to certain conditions, providing additional flexibility to manage liquidity.

Asset-Backed Loan

Certain subsidiaries of Surf Air Mobility have also entered into a new non-convertible $21.6 million asset-backed loan, secured by new and existing aircraft. The loan, which significantly increases balance sheet liquidity, will fund in two tranches. The first disbursement occurred on June 30, 2026, and a second disbursement of $14 million is expected to occur within 30 days, subject to certain conditions, which will include a guaranty by Surf Air Mobility.

Notice Regarding the Securities

The offer and sale of the foregoing securities are being or will be made in reliance on an exemption from the registration requirement under Section 4(a)(2) of the Securities Act of 1933, as amended

Exhibit 99.1

(the "Securities Act"), or Regulation D promulgated thereunder, Section 3(a)(9) of the Securities Act and/or applicable state securities laws, and the securities have not been and will not initially be registered under the Securities Act, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Pursuant to the terms of the securities purchase agreement entered into with the lenders in the asset-based loan transaction, the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the "SEC") covering the resale of certain shares of common stock underlying warrants being issued to each of such lenders.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Surf Air Mobility

Surf Air Mobility is a Los Angeles-based air mobility platform. With its AI-enabled SurfOS software, Surf Air Mobility provides technology designed to support the modernization of air operations and the adoption of next-generation aircraft. The Company currently operates one of the largest commuter airlines in the United States by scheduled departures and provides private charter services. Together, these businesses provide the operational scale and real-world operating data to validate and deploy its software. These capabilities position Surf Air Mobility as a leader shaping a more efficient, connected, and accessible future for aviation.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s profitability and future financial results and its ability to achieve its business objectives. Readers of this release should be aware of the speculative nature of forward-looking statements. For example, the Company is using forward-looking statements when it discusses the anticipated completion of the convertible note refinancing, which remains subject to closing conditions and may not be completed on the terms described or at all; the expectation that, upon completion of the transactions, the Company will have significantly lower amortization, less dilution, and far

Exhibit 99.1

greater flexibility around its liquidity going forward; the expected use of proceeds; and the potential for a second disbursement under the asset-backed loan. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the Company’s ability to satisfy the closing conditions to, and complete, the convertible note refinancing on the terms described herein or at all; the Company’s ability to anticipate the future needs of the air mobility market; the Company’s future ability to pay contractual obligations and liquidity, which will depend on operating performance, cash flow and ability to secure adequate financing; the dependence on third-party partners and suppliers for the components and collaboration in the Company’s development of its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain the Company’s growth; the inability of the Company’s customers to pay for the Company’s services; the inability of the Company to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against the Company, the risks associated with the Company’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. the Company assumes no obligation to update its forward-looking statements except as required by law.

Contacts

Surf Air Mobility Media Contacts

Press: press@surfair.com

Investors: investors@surfair.com